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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20479


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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934





     Date of Report (Date of earliest event reported) November 20, 1996
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                          NWCG Holdings Corporation
                          -------------------------
           (Exact name of registrant as specified in its charter)



    Delaware                        33-82274                    13-3771996
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(State or other                   (Commission)                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

       3200 Windy Hill Road, Suite 1100-West, Atlanta, Georgia  30339
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     (Address of principal executive offices)              (Zip Code)



                               (770) 955-0045
                               --------------
             Registrant's telephone number, including area code


                               Not Applicable
                               --------------
        (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                 As previously reported, New World Television Incorporated ("NW Television"), a Delaware corporation and a wholly owned subsidiary of New World Communications Group Incorporated ("NWCG"), NW Communications of San Diego, Inc., a Delaware corporation and a wholly owned subsidiary of NW Television ("KNSD Communications"), and KNSD License, Inc., a Delaware corporation and a wholly owned subsidiary of KNSD Communications (together with KNSD Communications, the "KNSD Sellers"), and NBC are parties to an Asset Purchase Agreement dated May 22, 1996 (the "KNSD Asset Purchase Agreement").

                 On November 20, 1996, upon the terms set forth in the KNSD Asset Purchase Agreement, Outlet Broadcasting, Inc., a wholly owned subsidiary of NBC, completed its purchase from the KNSD Sellers of substantially all of the assets of the KNSD Sellers related to the ownership and operation of television station KNSD, Channel 39, San Diego, California for a purchase price of $225 million, subject to adjustment based on Net Working Capital (as defined in the KNSD Asset Purchase Agreement) as of such date.

                 On November 20, 1996, New World Communications Group Incorporated and NBC issued a press release announcing the consummation of the transactions contemplated by the WVTM Asset Purchase Agreement, which is filed herewith as an exhibit and incorporated herein by reference.





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                 (b)      Pro Forma Financial Information

                          The information set forth in Exhibit 99.2 filed herewith is incorporated herein by reference.

                 (c)      The following items are filed with this report:

                          EXHIBIT NO.             DESCRIPTION

                          99.1 Asset Purchase Agreement dated May 22, 1996 by and among New
                                                  World Television Incorporated,
                                                  NW Communications of San
                                                  Diego, Inc., KNSD License,
                                                  Inc. and National Broadcasting
                                                  Company, Inc.  (1)

                          99.2                    Pro forma financial
                                                  information.

                          99.3 Press Release dated November 20, 1996 issued by National
                                                  Broadcasting Company, Inc. and
                                                  New World Communications Group
                                                  Incorporated.  (2)

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(1)                       Incorporated herein by reference to Exhibit 99.1
                          filed as part of the Form 8-K dated May 22, 1996 of New World Communications Group Incorporated.

(2) Incorporated herein by reference to the identical exhibit filed as part of the Form 8-K dated November 20, 1996 of New World Communications Group Incorporated.





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                                  SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NWCG Holdings Corporation
                                            (Registrant)



Date:  December 5, 1996                By: \s\ Laurence Winoker
                                           -------------------------------------
                                           Name:  Laurence Winoker
                                           Title: Vice President and Controller
                                                  (principal accounting officer)





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                                 EXHIBIT INDEX


Exhibit          Description

99.1 Asset Purchase Agreement dated May 22, 1996 by and among New World Television Incorporated, NW Communications of San Diego, Inc., KNSD License, Inc. and National Broadcasting Company, Inc. (1)

99.2             Pro forma financial information.

99.3 Press Release dated November 20, 1996 issued by National Broadcasting Company, Inc. and New World Communications Group Incorporated. (2)

----------------------

(1) Incorporated herein by reference to Exhibit 99.1 filed as part of the Form 8-K dated May 22, 1996 of New World Communications Group Incorporated.

(2) Incorporated herein by reference to the identical exhibit filed as part of the Form 8-K dated November 20, 1996 of New World Communications Group Incorporated.





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